Exhibit 99.1

CB Richard Ellis Group, Inc.

Worldwide

Business Activity 2008

Offices	450	+*

Employees	30,000	+**

Total Transaction Value	$138.8 billion

Property Sales (# of Transactions)	9,825

Property Sales (Transaction Value)	$77.5 billion

Property Leasing (# of Transactions)	44,600

Property Leasing (Transaction Value)	$61.3 billion

Property & Corporate Facilities Under Management	2.2 billion sq. ft.	*

Loan Originations	$10.2 billion

Loan Servicing	$119.6 billion	***

Investment Assets Under Management	$38.5 billion

Development in Process	$5.6 billion

Valuation & Advisory Assignments	97,075

* includes affiliate offices
** excludes approximately 4,450 affiliate employees
*** reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate

CB Richard Ellis Group, Inc.

Americas

Business Activity 2008

Offices	211	*

Employees	19,600	+**

Total Transaction Value	$82.5 billion

Property Sales (# of Transactions)	4,600

Property Sales (Transaction Value)	$39.3 billion

Property Leasing (# of Transactions)	29,050

Property Leasing (Transaction Value)	$43.2 billion

Property & Corporate Facilities Under Management	1.3 billion sq. ft.	*

Loan Originations	$10.2 billion

Loan Servicing	$117.9 billion	***

Investment Assets Under Management	$22.8 billion

Development in Process	$5.6 billion

Valuation & Advisory Assignments	30,425

* includes affiliate offices

** excludes approximately 1,600 affiliate employees

*** reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate

CB Richard Ellis Group, Inc.

EMEA

Business Activity 2008

Offices	146	*

Employees	4,800	+**

Total Transaction Value	$37.5 billion

Property Sales (# of Transactions)	1,900

Property Sales (Transaction Value)	$22.2 billion

Property Leasing (# of Transactions)	5,200

Property Leasing (Transaction Value)	$15.3 billion

Property & Corporate Facilities Under Management	333 million sq. ft.	*

Loan Servicing	$1.7 billion

Investment Assets Under Management	$12.7 billion

Valuation & Advisory Assignments	50,450

* includes affiliate offices

** excludes approximately 1,450 affiliate employees

CB Richard Ellis Group, Inc.

Asia Pacific

Business Activity 2008

Offices	100	*

Employees	5,700	+**

Total Transaction Value	$18.8 billion

Property Sales (# of Transactions)	3,325

Property Sales (Transaction Value)	$16.0 billion

Property Leasing (# of Transactions)	10,350

Property Leasing (Transaction Value)	$2.8 billion

Property & Corporate Facilities Under Management	607 million sq. ft.	*

Investment Assets Under Management	$3.0 billion

Valuation & Advisory Assignments	16,200

* includes affiliate offices

** excludes approximately 1,400 affiliate employees

CB Richard Ellis Group, Inc.

Office Services

Worldwide

Business Activity 2008

Total Transaction Value	$71.6 billion

Property Leasing (# of Transactions)	25,600

Property Leasing (Transaction Value)	$39.0 billion

Property Sales (# of Transactions)	1,700

Property Sales (Transaction Value)	$32.6 billion

Loan Originations	$2.3 billion

Valuation & Advisory Assignments	23,575

CB Richard Ellis Group, Inc.

Office Services

The Americas

Business Activity 2008

Total Transaction Value	$47.5 billion

Property Leasing (# of Transactions)	17,750

Property Leasing (Transaction Value)	$31.3 billion

Property Sales (# of Transactions)	975

Property Sales (Transaction Value)	$16.2 billion

Loan Originations	$2.3 billion

Valuation & Advisory Assignments	4,475

CB Richard Ellis Group, Inc.

Industrial Services

Worldwide

Business Activity 2008

Total Transaction Value	$20.2 billion

Property Leasing (# of Transactions)	9,000

Property Leasing (Transaction Value)	$7.4 billion

Property Sales (# of Transactions)	2,450

Property Sales (Transaction Value)	$12.8 billion

Loan Originations	$1.0 billion

Valuation & Advisory Assignments	14,875

CB Richard Ellis Group, Inc.

Industrial Services

The Americas

Business Activity 2008

Total Transaction Value	$14.6 billion

Property Leasing (# of Transactions)	6,875

Property Leasing (Transaction Value)	$6.8 billion

Property Sales (# of Transactions)	1,300

Property Sales (Transaction Value)	$7.8 billion

Loan Originations	$1.0 billion

Valuation & Advisory Assignments	5,350

CB Richard Ellis Group, Inc.

Retail Services

Worldwide

Business Activity 2008

Total Transaction Value	$23.5 billion

Property Leasing (# of Transactions)	7,875

Property Leasing (Transaction Value)	$14.1 billion

Property Sales (# of Transactions)	1,650

Property Sales (Transaction Value)	$9.4 billion

Loan Originations	$1.5 billion

Valuation & Advisory Assignments	29,025

CB Richard Ellis Group, Inc.

Retail Services

The Americas

Business Activity 2008

Total Transaction Value	$8.0 billion

Property Leasing (# of Transactions)	4,225

Property Leasing (Transaction Value)	$4.5 billion

Property Sales (# of Transactions)	800

Property Sales (Transaction Value)	$3.5 billion

Loan Originations	$1.5 billion

Valuation & Advisory Assignments	7,350